Details of Certain Balance Sheet Accounts	12 Months Ended
Sep. 30, 2012
Details of Certain Balance Sheet Accounts
Details of Certain Balance Sheet Accounts

6. Details of Certain Balance Sheet Accounts

        Prepaid expenses and other current assets consisted of the following:

	September 30,
	2011	2012
Restricted cash	$100	$200
Prepaid expenses	168	352
Other current assets	37	149

	$305	$701

        Accrued expenses consisted of the following:

	September 30,
	2011	2012
Accrued bonus	$3,810	$4,552
Accrued expenses	754	2,300
Lease payable	—	87

	$4,564	$6,939

        The Company's Board of Directors approves the bonus pool at the end of each fiscal year, based on the performance of the Company measured against goals set forth at the beginning of the year. The Company's Board of Directors also approves the timing and amount of subsequent bonus payments. Payments are made quarterly and new annual bonus amounts are not made until the previous year's payments are completed.